Exhibit 99.28(h)(xxix)

AMENDED AND RESTATED EXHIBIT A

This AMENDED AND RESTATED EXHIBIT A dated as of October 17, 2023 is Exhibit A to the Administration and Accounting Services Agreement, dated as of April 3, 2006, by and between The Bank of New York Mellon and Old Westbury Funds, Inc.

PORTFOLIOS

Old Westbury All Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund
Old Westbury Small & Mid Cap Strategies Fund
Old Westbury California Municipal Bond Fund
Old Westbury New York Municipal Bond Fund
Old Westbury Credit Income Fund
Old Westbury Short-Term Bond Fund1

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their respective officers as of the date first written above.

OLD WESTBURY FUNDS, INC.

By:	/s/ David W. Rossmiller
Name:	David W. Rossmiller
Title:	President and Chief Executive Officer

THE BANK OF NEW YORK MELLON

By:	/s/ Karen Vavra
Name:	Karen Vavra
Title:	Senior Director

1 Servicing expected to commence on or about January 31, 2024.

Exhibit 99.28(h)(xxix)

AMENDED AND RESTATED EXHIBIT C

This AMENDED AND RESTATED EXHIBIT C dated October 17, 2023 is Exhibit C to the Administration and Accounting Services Agreement, dated as of April 3, 2006, by and between The Bank of New York Mellon and Old Westbury Funds, Inc.

LIST OF FAIR VALUE PORTFOLIOS

Old Westbury All Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund
Old Westbury Small & Mid Cap Strategies Fund
Old Westbury California Municipal Bond Fund
Old Westbury New York Municipal Bond Fund
Old Westbury Credit Income Fund
Old Westbury Short-Term Bond Fund1

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit C to be executed by their respective officers as of the date first written above.

OLD WESTBURY FUNDS, INC.
By:	/s/ David W. Rossmiller
Name:	David W. Rossmiller
Title:	President and Chief Executive Officer

THE BANK OF NEW YORK MELLON
By:	/s/ Karen Vavra
Name:	Karen Vavra
Title:	Senior Director

1 Servicing expected to commence on or about January 31, 2024.